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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
SHARPS COMPLIANCE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 27, 2002

Dear Stockholder:

        On behalf of the Board of Directors, I cordially invite you to attend the 2002 Annual Meeting of Stockholders of Sharps Compliance Corp. The Annual Meeting will be held on Wednesday, October 23, 2002 at 10:00 a.m. at The Doubletree Hotel, 2001 Post Oak Boulevard, Houston, Texas. The formal Notice of the Annual Meeting is set forth in the enclosed material.

        The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. During the meeting, stockholders will have the opportunity to ask questions and comment on the operations of Sharps Compliance Corp.

        It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and return the enclosed proxy card promptly.

        We appreciate your investment in Sharps Compliance Corp. and urge you to return your proxy card as soon as possible.

Sincerely,

/s/ Dr. Burt Kunik
Dr. Burt Kunik
Chairman of the Board and
Chief Executive Officer

SHARPS COMPLIANCE CORP.
9050 Kirby Drive
Houston, Texas 77054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 23, 2002

        NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Sharps Compliance Corp., a Delaware corporation (the "Company"), will be held on Wednesday, October 23, 2002 at 10:00 a.m. local time at The Doubletree Hotel (Aesops Room), 2001 Post Oak Boulevard, Houston, Texas, for the purpose of considering and voting upon the following:

        (1)  the election of five directors to hold office until the next Annual Meeting of Stockholders or until the election and qualification of their respective successors; and

        (2)  the Amendments to the 1993 Employee Stock Plan of the Company; and

        (3)  such other business as properly may come before the Annual Meeting or any adjournment(s) thereof. The Board of Directors is presently unaware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

        The items of business are more fully described in the Proxy Statement accompanying this notice.

        The Board of Directors has fixed September 16, 2002 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten days prior to the Annual Meeting.

By Order of the Board of Directors
/s/ Gary L. Shell Gary L. Shell Corporate Secretary

Houston, Texas
September 27, 2002

IMPORTANT

        YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGES OF THE ENCLOSED PROXY STATEMENT. PROMPT RESPONSE BY OUR STOCKHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.

SHARPS COMPLIANCE CORP.
9050 Kirby Drive
Houston, Texas 77054

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 23, 2002

SOLICITATION AND REVOCABILITY OF PROXIES

        This Proxy Statement (the "Proxy Statement") and the accompanying materials are furnished in connection with the solicitation of proxies by the Board of Directors of Sharps Compliance Corp., a Delaware corporation (the "Company"), to be used at the Annual Meeting of Stockholders of the Company to be held on October 23, 2002 (the "Annual Meeting") at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and adjournment(s) or postponement(s) thereof.

        The accompanying proxy is designed to permit each holder of the Company's common stock, par value $0.01 per share (the "Common Stock"), to vote for or withhold voting for the nominees for election as directors of the Company set forth under Proposal 1, to vote for or against the Amendments to the 1993 Employee Stock Plan of the Company set forth under Proposal 2, and to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Annual Meeting. When a stockholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no such specifications are made, the Proxies for the Common Stock will be voted by those persons named in the Proxies at the Annual Meeting FOR the election of the nominees specified under the caption "Election of Directors" and FOR the approval of the Amendments to the 1993 Employee Stock Plan of the Company. If any other matters properly come before the Annual Meeting, the Proxies will vote upon such matters according to their judgment.

        The Company encourages the personal attendance of its stockholders at the Annual Meeting, and execution of the accompanying proxy will not affect a stockholder's right to attend the Annual Meeting and to vote his or her shares in person. Any stockholder giving a proxy has the right to revoke it by giving written notice of revocation to Gary L. Shell, Corporate Secretary, Sharps Compliance Corp., at the Company's executive office, 9050 Kirby Drive, Houston, Texas 77054, at any time before the proxy is voted, by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy will be effective, however, until received by the Company at or prior to the Annual Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

        All expenses of the Company in connection with the solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mail, officers directors and regular employees of the Company may solicit the return of proxies by personal interview, mail, telephone and/or facsimile. Such persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. The Company also will request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held of record by such persons and will reimburse such persons and their transfer agents for their reasonable out-of-pocket expense in forwarding such material.

        This Proxy Statement, Proxy Card and the Company's Annual Report covering the Company's fiscal year ended June 30, 2002, including audited financial statements, are being mailed to the stockholders of the Company on or about September 27, 2002.

        The date of this Proxy Statement is September 27, 2002

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        The Company's Annual Report for the fiscal year ended June 30, 2002 is incorporated by reference in this Proxy Statement. A copy of such Annual Report is enclosed with this Proxy Statement. In the event this Proxy Statement was delivered without a copy of such Annual Report, the Company will, upon written or oral request, provide within one business day of such request without charge, a copy of such Annual Report (other than exhibits to such document, unless such exhibits are specifically incorporated by reference into such document). Requests should be directed to Sharps Compliance Corp., 9050 Kirby Drive, Houston, Texas 77054, Attention: Gary L. Shell, Vice President and Chief Financial Officer, telephone (713) 432-0300.

INDEPENDENT PUBLIC ACCOUNTANTS

        Mann Frankfort Stein & Lipp has been engaged by the Board of Directors of the Company as independent public accountants for the Company and its subsidiaries since January 8, 2002, and it is currently expected that such firm will serve in that capacity during the 2003 fiscal year. Management expects that a representative of Mann Frankfort Stein & Lipp will be present at the Annual Meeting to make a statement if he or she desires to do so and to be available to answer appropriate questions posed by stockholders.

        The Company's independent public accountant has not directly or indirectly operated or supervised the Company's information system or local area network.

        The Company's independent public accountant has not designed or implemented hardware or software used by the Company to prepare the Company's financial statement information.

        On January 8, 2002, the Company terminated Arthur Andersen LLP as the Company's independent public accountants, as more fully described below.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

        Arthur Andersen LLP served as the Company auditors from 1998 to January 8, 2002. After an evaluation of services provided by a number of independent accounting firms, the Audit Committee of the Board of Directors of the Company decided to engage Mann Frankfort Stein & Lipp as the Company's independent public accountants.

        The reports of Arthur Andersen LLP on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles by Arthur Andersen LLP.

        The decision to change independent accountants was approved by the Audit Committee of the Board of Directors of the Company.

        During the Company's two most recent fiscal years and through the date of this report, the Company had no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements of the Company for such years.

        The Company engaged Mann Frankfort Stein & Lipp as its new independent accountants as of January 8, 2002. During the two most recent fiscal years and through the date of this report, neither the Company nor anyone on its behalf has consulted with Mann Frankfort Stein & Lipp regarding either the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

        The Company provided Arthur Andersen LLP with a copy of this disclosure and requested that Arthur Andersen LLP furnish the Company with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of such letter, dated January 11, 2002, is filed as Exhibit 16 in the Company's Form 8-K filed on January 11, 2002.

AUDIT FEES

        The aggregate fees billed to the Company by the independent public accountant for audit services over the last fiscal year were $62,900.

ALL OTHER FEES

        The aggregate fees billed to the Company by the independent public accountant for services rendered other than for audit services over the last fiscal year were $20,700. The Company's Audit Committee has considered that such fees are compatible with maintaining the independent public accountant's independence

ANNEXES

        The Sharps Compliance Corp. 1993 Employee Comprehensive Stock Plan, with proposed amendments, is attached hereto as Annex A.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

General

        The Board has fixed the close of business on September 16, 2002 as the record date (the "Record Date") for the Annual Meeting. Only holders of record of the outstanding shares of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. At the close of business on September 16, 2002, there were 9,822,023 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting. The Common Stock is the only class of stock entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders. Cumulative voting is not permitted by Common Stock shareholders of the Company

Quorum and Vote Required

        The presence, in person or by proxy, of a majority of the total shares of Common Stock issued and outstanding at the close of business on the Record Date is necessary to constitute a quorum for transaction of business at the Annual Meeting. Assuming the existence of a quorum, the affirmative vote of a plurality of the shares of Common Stock present, either in person or represented by proxy, and entitled to vote at the Annual Meeting is required to elect directors, and the affirmative vote of a majority of the shares of Common Stock present, either in person or represented by proxy, and entitled to vote at the Annual Meeting is required to decide any other questions brought before such meeting, unless the question is one upon which, by express provision of a statute or the certificate of incorporation of the Company, a different vote is required, in which case such express provision shall govern and control the decision in question. If a quorum is not present in person or by proxy, the Annual Meeting may be adjourned until a quorum is obtained.

        Abstentions are counted toward the calculation of a quorum and will have the same effect as a vote against a proposal. Broker non-votes will be counted toward the calculation of a quorum but will have no effect on the voting outcome of a proposal.

Security Ownership of Management and Certain Beneficial Owners

        The following table and notes thereto set forth certain information with respect to the shares of Common Stock beneficially owned by (i) each director and nominee for director of the Company, (ii) all executive officers of the Company, including those listed in the Summary Compensation Table set forth under the caption "Executive Compensation" below, (iii) all directors and executive officers of the Company as a group and (iv) each person known by the Company to be the beneficial owner of 5% or more of the outstanding Common Stock, as of the Record Date:

	Common Stock
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class Owned Beneficially(2)
Lee Cooke	173,169	(3)	1.7%
John W. Dalton(4)	1,150,000	(5)	11.5%
Ramsay Gillman(6)	62,500		*
Parris H. Holmes, Jr.(8)	826,682	(7)	8.3%
Dr. Burt Kunik(10)	2,956,334	(9)	29.3%
Ronald E. Pierce(11)	—		*
Herb Schneider(12)	800,000		7.9%
Gary L. Shell	92,500	(13)	*
Phillip C. Zerrillo	93,334	(14)	*
New Century Equity Holdings Corp.	700,000		7.0%
All executive officers and directors as a group (7 individuals)	4,204,519	(15)	42%

*
Represents less than 1% of the issued and outstanding shares of Common Stock.

(1)
Each of the persons named in the table has sole voting and investment power with respect the shares reported, subject to community property laws where applicable and the information contained in this table and these notes.

(2)
The percentages indicated are based on outstanding stock options exercisable within 60 days for each individual and 9,822,023 shares of Common Stock issued and outstanding on the Record Date.

(3)
Includes 61,822 shares that Mr. Cooke has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(4)
Mr. Dalton's address is 9258 Elizabeth, Houston, Texas 77055.

(5)
Includes 100,000 shares that Mr. Dalton has the right to acquire upon the exercise of stock options, exercisable within 60 days; does not include 272,000 shares owned by Mr. Dalton's adult children, of which Mr. Dalton disclaims beneficial ownership.

(6)
Mr. Gillman was elected as a Director on July 19, 2002.

(7)
Includes 38,269 shares that Mr. Holmes has the right to acquire upon the exercise of stock options, exercisable within 60 days, 300,000 shares owned by Mr. Holmes' wife and 4,967 shares that Mr. Holmes' wife has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(8)
Mr. Holmes's address is 10111 Reunion Drive, Suite 450, San Antonio, Texas 78216.

(9)
Includes 28,334 shares that Dr. Kunik has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(10)
Dr. Kunik's address is 9050 Kirby Drive, Houston, Texas 77054.

(11)
Mr. Pierce joined the Company on September 9, 2002 as Chief Operating Officer.

(12)
Mr. Schneider's address is 4027 Sunridge Road, Pebble Beach, California 93953.

(13)
Includes 25,000 shares that Mr. Shell has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(14)
Includes 28,334 shares that Dr. Zerrillo has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(15)
Includes 186,726 shares that all directors and executive officers and one spouse have the right to acquire upon the exercise of stock options, exercisable within 60 days.

ITEM 1
ELECTION OF DIRECTORS

Nominees

        The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than three nor more than fifteen members and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors at any meeting or by the stockholders at the Annual Meeting. The Board of Directors of the Company has set the number of directors comprising the Board of Directors at five.

        The Board of Directors has nominated for director the individuals named below to be elected at the Annual Meeting. Each of the nominees has agreed to stand for election as a director of the Company, to serve until the 2003 Annual Meeting or until their respective successors have been duly elected and qualified.

        The table below sets forth the names and ages of the nominees for director and the year each nominee first became a director of the Company. Each of the nominees is presently serving as a director of the Company. Biographical information on the nominees is set forth below under "Management."

Name and Age	Year first became a Director of the Company
Lee Cooke (58)	1992
Ramsay Gillman (58)	2002
Parris H. Holmes (58)	1998
Dr. Burt Kunik (64)	1998
Philip C. Zerrillo (44)	1999

        Unless otherwise indicated on any duly executed and dated proxy, the persons named in the enclosed proxy intend to vote the shares that it represents for the election of the nominees listed in the table above for the term specified. Although the Company does not anticipate that the above-named nominees will refuse or be unable to accept or serve as directors of the Company for the term specified, the persons named in the enclosed form of proxy intend, if either of such nominees is unable or unwilling to serve as a director, to vote the shares represented by the proxy for the election of such other person as may be nominated or designated by management, unless they are directed by the proxy to do otherwise.

        Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock, represented in person or by proxy at the Annual Meeting, is required for the election of directors. Assuming the receipt by each such nominee of the affirmative vote of at least a plurality of the shares of Common Stock represented at the Annual Meeting, such nominees will be elected as directors. Proxies will be voted in accordance with the specifications marked thereon, and if no specification is made, will be voted "FOR" the nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
ELECTION OF EACH OF THE INDIVIDUALS NOMINATED
FOR ELECTION AS DIRECTORS.

ITEM 2
APPROVAL OF AMENDMENT TO THE 1993 EMPLOYEE
COMPREHENSIVE STOCK PLAN

        Effective November 16, 1993, the stockholders of the Company approved the Sharps Compliance Corp. 1993 Stock Plan (the "Stock Plan"), the text of which is attached as Annex A to this Proxy Statement. The Board of Directors now proposes to 1) increase the number of shares of Common Stock available under the plan by 2.0 million shares of Common Stock for a total of 3.0 million shares of Common Stock, and 2) extend the Term of the Plan by five (5) years such that the Plan will expire on November 12, 2008. The material features of the Plan are discussed below, but the description is subject to and is qualified in its entirety by the full text of the Plan.

        General.    Under the Stock Plan, (a) employees of the Company and any subsidiary of the Company may be awarded incentive stock options ("ISOs"), as defined in Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and (b) employees, consultants and affiliates or any other person or entity, as determined by the Administrator to be in the best interests of the Company, may be granted (i) stock options which do not qualify as ISOs ("Non-qualified Options"), (ii) awards of stock in the Company ("Awards"), (iii) stock appreciation rights ("SARs") in conjunction with, or independently of, options granted thereunder, (iv) performance awards in the form of units ("Units") representing phantom shares of stock, (v) non-employee director options and (vi) opportunities to make direct purchases of stock in the Company ("Purchases"). ISOs and Non-qualified Options are collectively referred to as "Options," and together with Awards, SARs, Units, Purchases and non-employee director options are collectively referred to as "Stock Rights."

        Shares Subject to the Stock Plan.    The Stock Plan currently authorizes the issuance of up to 1,000,000 shares of Common Stock. If any Stock Right granted under the Stock Plan terminates, expires or is surrendered, new Stock Rights may thereafter be granted covering such shares of Common Stock.

        Administration.    The Stock Plan is administered by the Board of Directors (the "Administrator"). Subject to the terms of the Stock Plan, the Administrator has the authority to determine the persons to whom Stock Rights (except non-employee director options) shall be granted, the number of shares of Common Stock covered by each such grant, the exercise or purchase price per share, the time or times at which Stock Rights shall be granted, whether each option granted shall be an ISO or a Non-qualified Option, whether restrictions such as repurchase options are to be imposed on shares of Common Stock subject to Stock Rights and the nature of such restrictions, if any. The interpretation or construction by the Administrator of the Stock Plan or with respect to any Stock Rights granted thereunder shall, unless otherwise determined by the Board of Directors, be final. The option price for ISOs may not be less than 100% of the fair market value of the Common Stock on the date of grant, or 110% of the fair market value with respect to any ISO issued to a holder of 10% or more of the Company's shares of Common Stock. There is no price requirement for Non-qualified Stock Options.

In no event may the aggregate fair market value (determined on the date of the grant of an ISO) of Common Stock for which ISOs granted to any employee under the Stock Plan are exercisable for the first time by such employee during any calendar year exceed $100,000. The Stock Plan further directs the Administrator to set forth provisions in Option agreements regarding the exercise and expiration of Options according to stated criteria. The Administrator oversees the methods of exercise of Options, with attention being given to compliance with appropriate securities laws and regulations. The Stock Plan permits the use of already owned Common Stock as payment for the exercise price of Stock Rights.

        Eligibility for Granting of Stock Rights.    ISOs may be granted under the Stock Plan only to employees of the Company. Non-qualified Options, SARs and Units may be granted to any officer, employee, consultant or affiliate of the Company, or any other person or entity, as determined by the Administrator to be in the best interests of the Company.

        Non-employee Director Options.    Under the Stock Plan, any director who is not an officer or full-time employee of the Company or a related company (totaling five eligible individuals at September 20, 2002) is granted a three-year Option to purchase 25,000 shares of Common Stock at the then fair market value of the Common Stock on the date such non-employee director joins the Board of Directors. The 25,000 share Option will vest one-third a year for three years. In addition, after the 25,000 share Option fully vests with respect to a particular non-employee director, such non-employee director will receive, if elected to the Board of Directors in the fourth year after the initial grant of the 25,000 share Option, an Option to purchase 10,000 shares of Common Stock of the Company at an exercise price per share equal to the fair market value of the Common Stock on the date of the grant. The 10,000 share Option will be granted on the first business day after the date of the annual meeting of stockholders of the Company which occurs after the 25,000 share Option fully vests. The 10,000 share Option will vest one-third a year for three years. In addition, the Stock Plan provides for the granting of discretionary stock options to qualified directors. Upon the resignation of a director, the non-employee director Option may, at the discretion of the Administrator, be continued as a Non-qualified Option under the Stock Plan if the director continues to be affiliated with the Company.

        Awards.    Restricted stock awards may be granted under the Stock Plan at the discretion of the Administrator. The grantee purchases the number of shares of Common Stock subject to the Award, usually for a nominal price such as the par value. The shares of Common Stock, however, are held in escrow and may not be sold until they are vested in accordance with the terms of the grant, such as continued employment for a specific period of time, accomplishment by the Company of certain goals, or a combination of criteria. Upon termination of the Award, all unvested shares of Common Stock are repurchased by the Company for the same nominal purchase price originally paid for the Common Stock. As of September 20, 2002, the Company had not granted any Awards under the Stock Plan.

        Stock Appreciation Rights.    Options (except non-employee director options) granted under the Stock Plan may be granted in tandem with SARs ("tandem SARs") or independently of and not in tandem with an Option ("naked SARs"). SARs will become exercisable at such time or times, and on such conditions, as specified in the grant. Any tandem SAR granted with an ISO may be granted only at the date of grant of such ISO. Any tandem SAR granted with a Non-qualified Option may be granted either at or after the time such Option is granted. As of September 20, 2002, the Company had not granted any SARs under the Stock Plan.

        A tandem SAR is the right of an optionee, without payment to the Company (except for applicable withholding taxes), to receive the excess of the fair market value per share of Common Stock on the date which such SAR is exercised over the option price per share of Common Stock as provided in the related underlying Option. A tandem SAR granted with an Option shall pertain to, and be exercised only in conjunction with, the related underlying Option granted under the Stock Plan and shall be exercisable and exercised only to the extent that the underlying Option is exercisable. The tandem SAR shall become either fully or partially non-exercisable and shall then be fully or partially unexercisable and fully or partially forfeited if the exercisable portion, or any part thereof, of the underlying Option is exercised, and vice versa.

        A naked SAR may be granted irrespective of whether the recipient holds, is being granted or has been granted any Options under any stock plan of the Company. A naked SAR may be granted irrespective of whether the recipient holds, is being granted or has been granted any tandem SARs. A naked SAR may be made exercisable without regard to the exercisability of any Option.

        Units.    The Stock Plan provides that performance awards in the form of Units may be granted either independently of, or in tandem with, a Stock Right, except that such Units shall not be granted in tandem with ISOs. Units granted shall be based on various performance factors and have such other terms and conditions at the discretion of the Administrator. As of September 20, 2002, the Company had not granted any Units under the Stock Plan.

        Termination and Amendment of the Stock Plan.    Currently, the Plan terminates on November 12, 2003. Further, the Board of Directors may terminate or amend the Stock Plan in any respect or at any time, except that no amendment requiring stockholder approval under the provisions of the Code and related regulations relating to ISOs or under Rule16b-3 will be effective without approval of stockholders as required and within the times set by such rules.

        The Board of Directors believes that the Plan assists in attracting and retaining qualified employees and officers and has the effect of more significantly aligning the interests of the officers and directors with the Company stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" 1) AN
INCREASE OF THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN AND 2) AN EXTENSION OF THE TERM OF THE PLAN

ITEM 3
OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

        As of the date of this Proxy Statement, management does not intend to present any other items of business and is not aware of any matters to be presented for action at the Annual Meeting other than that described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote in accordance with their best judgment on such matters.

MANAGEMENT

        Set forth below is information with respect to each director and executive officer of the Company as of September 21, 2002. The executive officers are elected by the Board of Directors and serve at the discretion of the Board. There are no family relationships between any two directors or executive officers.

Name	Age	Position
Dr. Burt Kunik	64	Chairman, Chief Executive Officer
Lee Cooke(1)	58	Director
Ramsay Gillman	58	Director
Parris H. Holmes, Jr.(1)	58	Director
Ronald E. Pierce	48	Chief Operating Officer
Philip C. Zerrillo(1)	44	Director
Gary L. Shell	47	Vice President, Chief Financial Officer

(1)
Member of the Audit and Compensation Committees

        The following is a description of the biographies of the Company's executive officers and directors and nominees for director for the past five years.

        Dr. Burt Kunik has been a director, Chairman of the Board, Chief Executive Officer and President of the Company since July 1998. He founded Sharps Compliance, Inc. ("SCI"), now a wholly owned subsidiary of the Company, in May 1994 and has served as a director and Chief Executive Officer of SCI since that time. Dr. Kunik has 24 years of experience as an endodontist, including management experience of three successful start-up companies in the medical waste and insurance industries. Prior to starting SCI, Dr. Kunik spent five years with 3CI Complete Compliance Corporation, which he co-founded. Its successor, American 3CI (Nasdaq: TCCC), currently is engaged in the business of medical waste services in the southeastern/southwestern United States. Other previous business experience includes management roles in real estate, oil and gas, cattle ranching and the travel industry. Dr. Kunik has been very active in the medical waste industry for ten years. He served as Chairman of the Medical Waste Institute in 1992 and has served on the board of the Environmental Industry Association.

        Lee Cooke has been a director of the Company since March 1992. He served as Chairman of the Board, Chief Executive Officer and President of the Company from March 1992 until July 1998. Since 1991 he has been President and Chief Executive Officer of Habitek International, Inc., d/b/a U.S. Medical Systems, Inc., a consulting firm creating new economy enterprises globally. Mr. Cooke serves as an advisory director to M2K, an interactive marketing firm, and the Staubach Group, CT,LLC. He was President and Chief Executive Officer of CUville, Inc., d/b/a Good2CU.com, from 1999 until 2000. He served as Chief Executive Officer of The Greater Austin Chamber of Commerce from 1983 to 1987. From 1988 to 1991 he served in the elected position of Mayor of Austin, Texas. Mr. Cooke is a director of New Century Equity Holdings Corp., formerly known as Billing Concepts Corp., a holding company focused on high growth, technology-based companies and investments.

        Ramsay Gillman has served as the Director of the company since July 19, 2002. He also served as the Director of the South Texas region for the National Automobile Dealers Association (NADA) from 1989 through 1999 and was elected President of NADA in 1997. Currently, Mr. Gillman serves as a Trustee for the NADA Charitable Foundation and for the NADA Dealers Election Action Committee. He has also served as President of the Houston Automobile Dealer's Association, Vice President of the Texas Automobile Dealer's Association and was appointed Vice Chairman of the Texas Motor Vehicle Commission from 1984 through 1987 by the Governor of Texas.

        Parris H. Holmes, Jr. has been a director of the Company since July 1998. He previously served on the Company's Board of Directors from March 1992 until April 1996. Mr. Holmes has served as Chairman of the Board and Chief Executive Officer of New Century Equity Holdings, Inc., formerly known as Billing Concepts Corp., since May 1996. He served as both Chairman of the Board and Chief Executive Officer of USLD Communications Corp. ("USLD") from September 1986 until August 1996 and served as Chairman of the Board of USLD until June 1997. Prior to March 1993, Mr. Holmes also served as President of USLD. Mr. Holmes also served as a director of SCI prior to its acquisition by the Company in February 1998. On December 18, 1996, the Securities and Exchange Commission (the "Commission") filed a civil injunctive action in the United States District Court for the District of Columbia alleging that Mr. Holmes failed to file timely 12 reports regarding certain 1991 and 1992 transactions in the stock of USLD as required by Section 16(a) of the Securities and Exchange Act of 1934, as amended. Section 16(a) requires officers and directors of such companies to file reports with the Commission regarding their personal transactions in the securities of their company. Mr. Holmes settled this action on December 18, 1996, without admitting or denying the allegations of the complaint, by consenting to the entry of an injunction with respect to these requirements and paying a civil penalty of $50,000.

        Ron E. Pierce joined the Company as Chief Operating Officer in September 2002. Mr. Pierce served as Chief Executive Officer of Hire Intelligence, Inc. from 2000 through 2001. Prior to that, he served as President and Chief Executive Officer of Integrated Orthopaedics, Inc. (AMEX) from 1996 to 1999. Prior to that, Pierce served in executive management positions at American Oncology Resources (NASDAQ), Caremark International (NYSE), Baxter International (NYSE) and American Hospital Supply Corporation (NYSE).

        Philip C. Zerrillo, Ph.D., has been a Director of the Company since September 1999. Dr. Zerrillo has served as Dean of The University of Texas Graduate School of Business since September 1999 and is a member of the faculty of The University of Texas. He has been a visiting professor at several universities, including Thommasat University (Thailand) and Northwestern University's J.L. Kellogg Graduate School of Management, since 1991, and is the author of numerous published articles in the fields of distribution channel management and business system innovation.

        Gary L. Shell joined the Company as Vice President and Chief Financial Officer in January 2001. He previously served as Vice President, Finance, for Horizontal Drilling International, Inc., a horizontal directional drilling company, from March 1991 to September 2000 and Raymond International Inc., an engineering and construction company, from 1982 to 1991.

Committees, Meetings and Board Compensation

        Audit Committee.    The Audit Committee is comprised of certain directors who are not employees of the Company or any of its subsidiaries. Messrs. Zerrillo, Cooke and Holmes are the current members of the Audit Committee, with Dr. Zerrillo serving as Chairman. The Audit Committee acts on behalf of the Board of Directors with respect to the Company's financial statements, record-keeping, auditing practices and matters relating to the Company's independent public accountants, including recommending to the Board of Directors the firm to be engaged as independent public accountants for the next fiscal year; reviewing with the Company's independent public accountants the scope and results of the audit and any related management letter; consulting with the independent public accountants and management with regard to the Company's independent public accountants; and reviewing the independence of the independent public accountants. The Audit Committee met three times during the fiscal year ended June 30, 2002. The Audit Committee reviewed and discussed the Company's audited financial statements for the fiscal year ended June 30, 2002 with the Company's management. The Audit Committee discussed with the Company's independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent public accountants required by Independence and Standards Board Standard No. 1, and

has discussed with the independent public accountant the independent public accountant's independence. Based on the above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements of the Company be included in the Company's annual report on Form 10-KSB for the fiscal year ended June 30, 2002.

        Compensation Committee.    The Compensation Committee is comprised of certain directors who are not employees of the Company or any of its subsidiaries. Messrs. Zerrillo, Cooke and Holmes are the current members of the Compensation Committee, with Mr. Holmes serving as Chairman. The Compensation Committee reviews and makes recommendations to the Board of Directors concerning major compensation policies and compensation of officers and executive employees and administers the Company's 1993 Stock Plan. The Compensation Committee does not base executive compensation, specifically the compensation of the Chief Executive Officer, on a measure of Company's performance during a fiscal year. Executive employee compensation is based on the market for executive employees with similar experience and expertise employed by companies similar in size and type to the Company.     The Compensation Committee met three times during the fiscal year ended June 30, 2002. The Board of Directors never modified or rejected the Compensation Committee's recommendations made during the fiscal year ended June 30, 2002.

        Board of Director and Committee Meetings.    The Board of Directors met three times in the 12 months ended June 30, 2002 and took action on numerous occasions by unanimous written consent. During the fiscal year, each of the directors of the Company attended at least 75% of the aggregate of the meetings the Board of Directors and committees of which such director was a member.

Compensation of Directors

        Meeting Fees.    The Company reimburses its directors for travel expenses to attend Board meetings but does not provide any other cash compensation.

        Stock Options.    From January 1993 through June 1998, each non-employee director was granted a stock option to purchase 40,000 shares under the Company's 1993 Stock Plan (the "Stock Plan") at the time of their election or appointment to the Board of Directors. Pursuant to an amendment to the Stock Plan, beginning July 1998, each non-employee director was granted an option to purchase 25,000 shares under the Company's 1993 Stock Plan upon election or appointment to the Board of Directors of the Company. See "Executive Compensation—Employee Benefit Plans—Sharps Compliance Corp. 1993 Stock Plan." These options vest over a three-year period beginning with the date of service as a director. Options outstanding at February 27, 1998, the effective date of the Company's acquisition of SCI, became 100% vested under the terms of the Stock Plan.

EXECUTIVE COMPENSATION

        The following table sets forth certain information concerning compensation of the Company's Chief Executive Officer, Vice President of Sales and Marketing, and Vice President, Chief Financial Officer for fiscal 2002.

Summary Compensation Table

Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary($)			Bonus($)		Other Annual Compensation($)	Restricted Stock Awards($)	Securities Underlying Options(#)	All Other Compensation($)
Dr. Burt Kunik Chairman of the Board, President and Chief Executive Officer	2002 2001 2000	$ $ $	180,000 180,000 177,808		$ $ $	58,950 0 41,200	0 0 0	0 0 0	45,000 35,000 25,000	0 0 0
Thomas Tucker Vice President of Sales and Marketing	2002 2001 2000	$ $ $	158,225 127,923 91,853		$ $ $	0 0 0	0 0 0	0 0 0	0 75,000 25,000	0 0 0
Gary L. Shell Vice President and Chief Financial Officer	2002 2001 2000	$ $	120,000 53,077 N/A	(1)		0 0	0 0	0 0	45,000 75,000	0 0

(1)
Mr. Shell was employed by the Company effective January 1, 2001. The amount shown reflects Mr. Shell's salary from his hire date through June 30, 2001, the Company's fiscal year end.

Stock Option Grants in Fiscal 2002

        The following table provides certain information related to options granted to the named executive officers during fiscal 2002 pursuant to the 1993 Stock Plan. The Company has never granted stock appreciation rights.

	Individual Grants
Name	Number of Securities Underlying Options Granted(#)	% of Total Options Granted to Employees in Fiscal 2002	Exercise or Base Price ($/Sh)	Expiration Date
Dr. Burt Kunik	45,000	15%	$1.53	4/26/09
Gary L. Shell	45,000	15%	$1.53	4/26/09

Aggregated Option Exercises in Fiscal 2002 and Fiscal Year-end Option Values

        There were no option exercises by the named executive officers during the 2002 fiscal year. The following table provides the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.

			Number of Securities Underlying Unexercised Options at FY End(#)		Value of unexercised In-the-Money Options at FY End($)(1)
	Shares Acquired Upon Option Exercise(#)
		Value Realized($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Dr. Burt Kunik	0	N/A	28,334	76,666	$25,551	$41,249
Thomas Tucker	0	N/A	41,667	58,333	$24,417	$65,333
Gary L. Shell	0	N/A	25,000	95,000	$29,750	$67,150

(1)
Market value of the underlying securities as determined by reference to the closing price of the Common Stock on the NASD OTC Bulletin Board on June 30, 2002 ($1.70) minus the exercise price.

Employment Agreements

        The Company entered into an employment agreement with Dr. Burt Kunik effective January 1, 2001. This agreement provides for a two-year term, unless terminated as provided therein, an annual salary of $180,000 and an incentive bonus at the discretion of the Compensation Committee.

        The employment agreement with Dr. Kunik provides that if he is terminated without "cause" (as defined in the employment agreement) or if he resigns his employment for "good reason" (as defined in the employment agreement), he will be entitled to, at his election, either (i) a lump-sum payment in the amount equal to his base salary for the unexpired term of the agreement or (ii) continuation of his base salary and benefits through the unexpired term of the employment agreement.

        Dr. Kunik's employment agreement is subject to early termination as provided therein, including termination by the Company for "cause" (as defined in the employment agreement) or termination by the employee for "good reason" (as defined in the employment agreement). The employment agreement also provides that if, at any time within 12 months of a change of control, the employee ceases to be an employee by reason of (i) termination by the employer without "cause" (as defined in the employment agreement) or (ii) voluntary termination by the employee for "good reason upon change of control" (as defined in the employment agreement), in addition to the severance stated above, he shall receive an additional payment that, when added to all other payments received in connection with a change of control, will result in the maximum amount allowed to be paid to an employee without triggering an excess parachute payment (as defined by the Internal Revenue Code), and all benefits (as defined by the employment agreement) shall continue throughout the remainder of the term of the agreement. In the event the employer is merged or acquires a company in a field outside of the current product alignment, the employer and the employee could consider the assignment of existing product lines and technology to the employee or his assignee as part of or in lieu of the above severance pay.

        A change of control is deemed to have occurred if (i) more than 30% of the combined voting power of the employer's then outstanding securities is acquired, directly or indirectly, or (ii) at any time during the 24-month period after a tender offer, merger, consolidation, sale of assets or contested election, or any combination of such transactions, at least a majority of the employer's Board of Directors shall cease to consist of "continuing directors" (meaning directors of the employer who either were directors prior to such transaction or who subsequently became directors and whose election, or nomination for election by the employer's stockholders, was approved by a vote of at least two thirds of the directors then still in office who were directors prior to such transaction), or (iii) the stockholders of the employer approve a merger or consolidation of the employer with any other corporation, other than a merger or consolidation that would result in the voting securities of the employer outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the total voting power represented by the voting securities of the employer or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the employer approve a plan of complete liquidation of the employer or an agreement of sale or disposition by the employer of all or substantially all of the employer's assets.

Compensation Committee Interlocks and Insider Participation

        Messrs. Zerrillo, Cooke and Holmes are the current members of the Compensation Committee, with Mr. Holmes serving as Chairman. Mr. Cooke served as Chief Executive Officer and President of the Company from March 1992 until July 1998. Mr. Cooke and Mr. Holmes serve as Directors of New Century Equity Holding Corp. New Century Equity Holding Corp. owns 700,00 shares of Common Stock of the Company, which represents approximately 7% of the issued and outstanding shares of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Dr. Burt Kunik, a director of the Company and nominee for election as a director of the Company, former director of SCI and Chairman of the Board and Chief Executive Officer of the Company, owns 2,928,000 shares of Common Stock of the Company and holds options to acquire 105,000 additional shares of Common Stock of the Company. Parris H. Holmes, Jr., a director of the Company, a nominee for election as a director of the Company and a former director of SCI, beneficially owns 783,446 shares of Common Stock of the Company and beneficially holds options to acquire 319,902 additional shares of Common Stock of the Company. John W. Dalton, a former director of SCI, owns 1,050,000 shares of Common Stock of the Company and holds options to acquire 100,000 additional shares of Common Stock of the Company.

        Effective January 1, 2001, the Company entered into an employment agreement with Dr. Kunik. This agreement provides for a two-year term, unless terminated as provided therein, an annual salary of $180,000 and an incentive bonus at the discretion of the Compensation Committee. For a complete description of the terms of Dr. Kunik's employment agreement, including severance provisions, see "Executive Compensation—Employment Agreements."

        Dr. Kunik has executed a personal liability promissory note dated November 18, 2001 in the principal amount of $320,000 payable to SCI. The principal amount bears interest at the rate of 8% per annum, with accrued interest due on November 17, 2002, November 17, 2003 and November 17, 2004 and the principal amount plus accrued interest due on November 17, 2005.

SECTION 16(a) REPORTING

        Paragraph 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors, executive officers and persons who beneficially own more than 10% of a registered class of the Company's equity securities file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of the Section 16(a) reports furnished to the Company during the fiscal year ended June 30, 2002, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with. After the end of fiscal year ended June 30, 2002, the Company was unable to timely file

Forms 5 due to a personnel change within the Company that resulted in a delay of review and filing of all such Forms 5. Subsequently, the Company filed all Forms 5 by September 20, 2002.

STOCKHOLDERS' PROPOSALS FOR 2003 ANNUAL MEETING

        Any proposals of holders of Common Stock intended to be presented pursuant to Rule 14a-8 under the Exchange Act ("Rule 14a-8") at the Annual Meeting of Stockholders to be held in 2003 must be received by the Company, addressed to the Secretary of the Company at 9050 Kirby Drive, Houston, Texas 77054, by May 27, 2003 to be considered for inclusion in the Company's proxy statement and form of proxy related to such meeting. After May 27, 2003, notice to the Company of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely, and the person named in proxies solicited by the Board of Directors of the Company for its 2003 Annual Meeting of Stockholders may exercise discretionary authority voting power with respect to any such proposal as to which the Company does not receive timely notice.

By order of the Board of Directors
/s/ Gary L. Shell Gary L. Shell
Corporate Secretary

Houston, Texas

September 27, 2002

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY OR PROXIES IN THE SELF-ADDRESSED ENVELOPE.

ANNEX A

SHARPS COMPLIANCE CORP.
1993 STOCK PLAN
(with proposed amendments)

        1.    Purpose.    This 1993 Stock Plan (the "Plan") is intended to provide incentives (a) to key employees of Sharps Compliance Corp., a Delaware corporation (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs"); (b) to officers, key employees, consultants and affiliates of the Company or any Related Corporation, or any other person or entity, by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); (c) to officers, key employees, consultants and affiliates of the Company or any Related Corporation, or any other person or entity, by providing them with awards of stock in the Company ("Awards"); (d) to officers, key employees, consultants and affiliates of the Company or any Related Corporation, or any other person or entity, by providing them with Stock Appreciation Rights ("SAR" or "SARs") in tandem with, or independently of, options granted hereunder; (e) to officers, key employees, consultants and affiliates of the Company or any Related Corporation, or any other person or entity, by providing them with performance awards in the form of units ("Units") representing phantom shares of stock ("Phantom Stock"), each Unit representing one share; (f) to officers, key employees, consultants and affiliates of the Company or any Related Corporation, or any other person or entity, by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"); and (g) to non-employee directors by providing them with options upon joining the Company's Board of Directors ("Non-Employee Director Options"). The Plan is intended to advance the best interest of the Company by providing such persons, who have substantial responsibility for its management, success and growth, with additional incentive and by increasing their proprietary interest in the success of the Company—thereby encouraging them to remain in its employ or service. Anything in this Plan to the contrary notwithstanding, individuals who are administrators of a benefit plan of the Company shall not be eligible to receive benefits under the Plan if such eligibility would cause such individual not to be a "disinterested person" for purposes of Rule 16b-3, or any successor or amended rule ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in circumstances where the Company must satisfy Subsection (c)(2), or any successor or amended subsection, of Rule 16b-3 in order for such other benefit plan to comply with Rule 16b-3. The Company is of the opinion that the Plan complies with the Employee Retirement Income Security Act of 1974 ("ERISA") as applicable.

        ISOs, Non-Qualified Options and Non-Employee Director Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards, SARs, Units and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." Recipients of such Stock Rights are hereafter referred to individually as a "Grantee" and collectively as "Grantees." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 425 of the Code.

        2.    Administration of the Plan.    The Plan shall be administered by the Board of Directors of the Company (the "Board') or a committee to be appointed by the Board (such committee or the Board acting as such committee is herein referred to as the "Committee"); and all questions of interpretation and application of the Plan, or of Stock Rights granted, awarded or sold hereunder, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. The Committee shall consist of not fewer than two members of the Board. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the

Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any questions brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the unanimous written consent of its members. To expand, and not to limit, the foregoing, and subject to terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company or any Related Corporation to whom ISOs may be granted and to determine individuals and other entities to whom Non Qualified Options, Awards, SARs, Phantom Stock Units and Purchases may be granted, awarded or sold; (ii) determine the time or times at which Options, Awards, SARs, Phantom Stock Units or Purchases may be granted, awarded or sold; (iii) determine the number of shares and the option price of shares subject to each Option (subject to the requirements of Section 4 with respect to ISOs); (iv) determine the number of shares, the vesting schedule and conditions and the requirements and restrictions with respect to each Award; (v) determine the number of shares and the exercise price of shares subject to each SAR; (vi) determine the number of shares and the vesting schedule and conditions of Phantom Stock Units; (vii) determine the number of shares and the purchase price of shares subject to each Purchase; (viii) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (ix) determine the time or times when each Option and SAR shall become exercisable and the duration of the exercise period (subject to Section 4 with respect to ISOs and Section 5 with respect to Non Qualified Options); and (x) determine whether restrictions and conditions, such as repurchase options, are to be imposed on shares subject to Stock Rights and the nature of such restrictions and conditions, if any. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his or her own part, including but not limited to the exercise of any power or discretion given to him or her under the Plan, except those resulting from his or her own gross negligence or willful misconduct. Once a Committee is appointed by the Board, none of the members of the Committee shall be, nor at any time within one (1) year prior to becoming a member of the Committee shall have been, granted or awarded Stock Rights pursuant to the Plan. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Please contact Gary L Shell at 713-432-0300 for any further questions regarding this Plan

        3.    Stock.    The stock subject to the Stock Rights shall be authorized but unissued shares of the Company's Common Stock, $0.01 par value (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares of Common Stock that may be issued pursuant to the Plan is 3,000,000. The number of shares authorized for the grant of Stock Rights under the Plan shall be subject to adjustment as provided in Section 11. If any Option or any other Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole on in part, or if the Company shall reacquire any unvested shares issued pursuant to any Stock Right, the unpurchased shares subject to such Options or Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan to the extent permitted by Rule 16b-3.

        4.    ISO Provisions.    The following provisions shall apply to ISOs granted pursuant to the Plan. Subsections B, C, D, E, H and I hereunder shall have force and effect to the extent necessary for Options issued as ISOs to qualify as ISOs pursuant to the Code and the regulations promulgated thereunder or to satisfy the requirements of Rule 16b-3.

          A.    Grant of ISO.    All ISOs shall be granted under the Plan within ten (10) years of the date of the Plan's adoption by the Board or the date the Plan receives the requisite stockholder approval, whichever is earlier.

          B.    Minimum Option Price for ISOs.

          (i)    The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock representing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value per share of Common Stock on the date of grant.

          (ii)  In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

          (iii)  The term "fair market value" on any day shall mean such amount last determined in good faith by the Board or, in absence of a determination by the Board, by the Committee; provided, however, that if the Common Stock is listed on an established U.S. stock exchange, fair market value shall be deemed to be the closing price of the Common Stock on the date of grant of such Stock Right as reported on any national securities exchange on which the Common Stock may be listed. If the Common Stock is not listed on a national securities exchange but is publicly traded on the Nasdaq Stock Market's National Market or on another automated quotation system, the fair market value shall be the closing price of the Common Stock on the date of grant, or if traded on the Nasdaq Small Cap or Nasdaq Over-The-Counter market, the fair market value shall be the mean between the closing bid and ask prices on any such system or market. If the Common Stock was not traded on the date of grant of such Stock Right, the nearest preceding date on which there was a trade shall be substituted. Notwithstanding the foregoing, however, fair market value shall be determined consistent with Code Section 422(b)(4) or any successor provisions. The Committee may permit the exercise price of the Stock Right to be payable by transfer to the Company of Common Stock owned by the Optionee with a fair market value at the time of the exercise equal to the exercise price of the Stock Right.

          C.    Duration of ISOs.    Subject to earlier termination as provided in Subsections F and G hereunder, each ISO shall expire on the date specified by the Committee, but not more than (i) ten (10) years from the date of grant in the case of ISOs generally and (ii) five (5) years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to the foregoing provisions and such earlier termination as provided in said Subsections F and G below, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to Subsection K below.

          D.    Eligible Employees.    ISOs may be granted to any key employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan.

          E.    Acceleration of Exercise of ISOs.    The Committee shall not, without the consent of the Grantee, accelerate the exercise date of any installment of any ISO granted to any employee (and not previously converted into a Non-Qualified Option pursuant to Subsection K hereunder) if such acceleration would violate the annual vesting limitation contained in Section 422A(d) of the Code, as described in Subsection B (ii) above.

          F.    Effect of Termination of Employment on ISOs.    If an ISO Grantee ceases to be employed by the Company or any Related Corporation other than by reason of death or disability (as such term is defined in Subsection G hereunder), any ISO granted to such Grantee within the six-month period immediately preceding such termination shall be canceled forthwith. With respect to any ISOs granted to such Grantee more than six (6) months prior to such termination, no further installments of such ISOs shall become exercisable and such ISOs shall terminate after the passage of sixty (60) days from the date of termination of employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to Subsection K hereunder. Leave of absence with the written approval of the Committee shall not be considered a termination of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the employee after the approved period of absence. Employment also shall be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service), provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such Grantee's right to reemployment is guaranteed by statute. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company, or any Related Corporation, so long as the Grantee continues to be an employee of the Company or any Related Corporation.

          G.    Effect of Death or Disability on ISOs.    If a Grantee ceases to be employed by the Company or any Related Corporation by reason of his or her death, any ISO of his or hers may be exercised, to the extent of the number of shares with respect to which he or she could have exercised it on the date of death, by his or her estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the date specified in the ISO agreement, the ISO's specified expiration date or one (1) year from the death of the Grantee.

          If a Grantee ceases to be employed by the Company or any Related Corporation by reason of his or her disability, he or she shall have the right to exercise any ISO held by him or her on the date of termination of employment, to the extent of the number of shares with respect to which he or she could have exercised it on that date, at any time prior to the earlier of the date specified in the ISO agreement, the ISO's specified expiration date or one (1) year from the date of the termination of the Grantee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

          H.    Adjustments.    Any adjustment made pursuant to Subsections I LA or 11.13 with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

          I.    Notice to Company of Disqualifying Dispositions.    Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a "disqualifying disposition" of any Common Stock acquired pursuant to the exercise of an ISO. A "disqualifying disposition" is any disposition (including any sale) of such Common Stock before the later of (a) two (2) years after the date the employee was granted the ISO or (b) one (1) year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

          J.    Other Requirements.    ISOs shall be issued subject to such additional requirements as may be imposed from time to time by the Committee or the Code and the regulations promulgated thereunder.

          K.    Conversion of ISOs into Non-Qualified Options, Termination of ISOs.    The Committee, at the written request of any Grantee, may in its discretion take such actions as may be necessary to convert such Grantee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Grantee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the provisions of Section 5 or any other section of the Plan. Nothing in the Plan shall be deemed to give any Grantee the right to have such Grantee's ISOs converted into NonQualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the Grantee, also may terminate any portion of any ISO that has not been exercised at the time of such termination.

        5.    Non-Oualified Options.    The following provisions shall apply to Non-Qualified Options granted pursuant to the Plan.

          A.    Minimum Option Price.    The price per share of each Non-Qualified Option shall be set at the discretion of the Committee.

          B.    Duration of Non-Qualified Options.    Each Non-Qualified Option shall expire on the date specified by the Committee, but not more than ten (10) years from the date of grant.

          C.    Effect of Termination of Employment.    If a Grantee ceases to be employed by, a consultant of or affiliated with the Company or any Related Corporation other than by reason of death or disability (as such term is defined in Subsection 4.G hereof), no further installments of such Grantee's Non-Qualified Options shall become exercisable and such Option shall terminate after the passage of sixty (60) days from the date of termination of employment, consulting relationship or affiliation, as the case may be, or within such other time as the Committee shall authorize, but in no event may the Grantee exercise his Non-Qualified Option after ten (10) years from the date of grant thereof (or such lesser period as may be specified in the Option agreement), except to the extent provided below. The provisions of Subsection 4.F hereof, concerning determining termination of employment, shall apply to this Subsection C. In addition, in the event a Grantee changes his or her relationship with or among the Company or any Related Corporation, but continues to be an employee, consultant or affiliate of the Company or any Related Corporation, then the Option previously granted shall continue in full force and effect, unless the Committee in its discretion elects to terminate or modify the Option in whole or in part.

          D.    Effect of Death or Disability.    If a Grantee ceases to be employed by, a consultant of or affiliated with the Company or any Related Corporation by reason of his or her death, any Non-Qualified Option of his or hers may be exercised, to the extent of the number of shares with respect to which he or she could have exercised it on the date of death, by his or her estate, personal representative or beneficiary who has acquired the Non-Qualified Option by will or by the laws of descent and distribution, at any time prior to the earlier of the date specified in the Option agreement, the Option's specified expiration date or one (1) year from the death of the Grantee.

          If a Grantee ceases to be employed by, a consultant of or affiliated with the Company or any Related Corporation by reason of his or her disability, he or she shall have the right to exercise any Option held by him or her on the date of such cessation, to the extent of the number of shares with respect to which he or she could have exercised it on that date, at any time prior to the earlier of the date specified in the Option agreement, the Option's specified expiration date or one (1) year from the date of such cessation.

        6.    Awards.    The following provisions shall apply to Awards awarded pursuant to the Plan.

          A.    Award.    Upon delivery to a Grantee of an Award agreement, the Grantee shall pay to the Company the par value of the shares of stock covered by the Award or such greater amount as the Committee shall determine. Upon payment by the Grantee, the Company shall issue a certificate in the name of the Grantee for the number of shares covered by the Award and deliver it to the Secretary of the Company (or other person designated by the Committee) to be held in escrow until such shares shall have vested in accordance with the Plan and the Award agreement. Upon termination of the Award, all of such shares that have not vested shall be forfeited and automatically transferred to and reacquired by the Company for a cash consideration per share equal to the amount originally paid by the Grantee pursuant to this subsection A.

          B.    Duration of Awards.    Each Award shall expire on the date specified by the Committee, but not more than ten (10) years from the date of grant.

          C.    Vesting.    Awards shall vest at such time or times and on such terms and conditions as the Committee may determine. Upon vesting, the Company shall cause the certificate representing such vested shares to be delivered to the Grantee.

          D.    Rights as Stockholder.    Commencing upon the date the Company receives the consideration required by subsection A hereunder, the Grantee shall have all the rights of a stockholder with respect to the shares covered by an Award, including the right to vote the shares and receive all dividends, or other distributions paid or made with respect to such shares. If a Grantee receives rights or warrants with respect to any shares covered by an Award such rights or warrants or any securities acquired by the exercise of such rights or warrants may be held, exercised, sold or otherwise disposed of by the Grantee free and clear of the restrictions and obligations provided in the Plan.

          E.    Effect of Termination of Employment.    If a Grantee ceases to be employed by, a consultant of or affiliated with the Company or any Related Corporation for any reason, including death or disability (as such term is defined in Subsection 4.G hereof), such Grantee's Awards shall terminate effective the date of termination of employment, consulting relationship or affiliation, as the case may be. The provisions of Subsection 41 hereof concerning determining termination of employment shall apply to this Subsection E. In addition, in the event a Grantee changes his or her relationship with or among the Company or any Related Corporation, but continues to be an employee, consultant or affiliate of the Company or any Related Corporation, then the Award previously granted shall continue in full force and effect, unless the Committee in its discretion elects to terminate or modify the Award in whole or in part.

        7.    Stock Appreciation Rights.    At the discretion of the Committee, Options granted under this Plan may be granted in tandem with SARs ("tandem SARs"), or SARs may be granted independently of and not in tandem with any Option ("naked SARs"). SARs will become exercisable at such time or times, and on such conditions, as the Committee may specify; the Committee may impose conditions upon the grant or exercise of any SAR, which conditions may include a condition that the SAR may be exercised only in accordance with rules and regulations adopted by the Committee from time to time. Such rules and regulations may govern the right to exercise the SAR granted prior to the adoption or amendment of such rules and regulations as well as SAR rights granted thereafter.

          A.    Tandem SARs.

            (i)    Any tandem SAR granted with an ISO may be granted only at the date of grant of such ISO. Any tandem SAR granted with a Non-Qualified Option may be granted either at or after the time such Option is granted. A tandem SAR is the right of a Grantee, without payment to the Company (except for applicable withholding taxes), to receive the excess of the fair market value (as defined in Subsection 4.B(iii)) per share on the date on which such SAR is exercised over the option price per share as provided in the relating underlying Option. A tandem SAR granted with an ISO may be exercised only when the fair market value (as defined in Subsection 4.B(iii)) per share of the Common Stock subject to the ISO exceeds the per share exercise price of the ISO. A tandem SAR granted with an Option shall pertain to, and be exercised only in conjunction with, the related underlying Option granted under this Plan and shall be exercisable and exercised only to the extent that the underlying Option is exercisable and exercised. The number of shares of Common Stock subject to such tandem SAR shall be equal to all or part of the shares subject to such Option as determined by the Committee. The tandem SAR shall become either fully or partially non-exercisable and shall then be fully or partially forfeited if the exercisable portion, or any part thereof, of the underlying Option is exercised without the SAR being concurrently exercised.

            (ii)  Subject to any restrictions or conditions imposed by the Committee, a tandem SAR may be exercised by the Grantee as to a number of shares of Common Stock under its related Option only upon the surrender of the then exercisable portion of the related Option covering a like number of shares of Common Stock. Upon the exercise of a tandem SAR and the surrender of the exercisable portion of the related Option, the Grantee shall be awarded cash, shares of Common Stock or a combination of shares and cash at the discretion of the Committee. The award shall have a total value equal to the product obtained by multiplying (1) the excess of the fair market value per share on the date on which such tandem SAR is exercised over the Option price per share by (2) the number of shares subject to the exercisable portion of the related Option so surrendered.

          B.    Naked SARs.

            (i)    A naked SAR may be granted irrespective of whether the recipient holds, is being granted or has been granted any options under any stock plan of the Company. A naked SAR may be granted irrespective of whether the recipient holds, is being granted or has been granted any tandem SARs. A naked SAR may be made exercisable without regard to the exercisability of any Option.

            (ii)  With respect to the exercise of any naked SAR, the term "Spread" as used in this Section 7 shall mean an amount equal to the product computed by multiplying (1) the excess of (A) the fair market value per share of Common Stock of the Company on the date such naked SAR is exercised over (B) the price designated by the Committee (the "Award Price") by (2) the number of shares with respect to which such naked SAR is being exercised.

            (iii)  If a Grantee ceases to be employed by, a consultant of or affiliated with the Company or any Related Corporation other than by reason of death or disability (as such term is defined in Subsection 4.G hereof), no further installments of such Grantee's SARs shall become exercisable and such SAR shall terminate after the passage of sixty (60) days from the date of termination of employment, consulting relationship or affiliation, as the case may be, but in no event later than on the specified expiration dates, except to the extent provided below. The provisions of Subsection 4.F hereof, concerning determining termination of employment, shall apply to this Subsection B. In addition, in the event a Grantee changes his or her relationship with or among the Company or any Related Corporation, but continues to be an employee, consultant or affiliate of the Company or any Related Corporation, then the SAR previously granted shall continue in full force and effect, unless the Committee in its discretion elects to terminate or modify the SAR in whole or in part.

            (iv)  If a Grantee ceases to be employed by, a consultant of or affiliated with the Company or any Related Corporation by reason of his or her death, any SAR of his or hers may be exercised, to the extent of the number of shares with respect to which he or she could have exercised it on the date of death, by his or her estate, personal representative or beneficiary who has acquired the SAR by will or by the laws of descent and distribution, at any time prior to the earlier of the date specified in the SAR agreement, the SAR's specified expiration date or one (1) year from the death of the Grantee.

            If a Grantee ceases to be employed by, a consultant of or affiliated with the Company or any Related Corporation by reason of his or her disability, he or she shall have the right to exercise any SAR held by him or her on the date of such cessation, to the extent of the number of shares with respect to which he or she could have exercised it on that date, at any time prior to the earlier of the date specified in the SAR agreement, the SAR's specified expiration date or one (1) year from the date of such cessation.

          C.    General Provisions.

          (i)    The Committee may specify that a SAR shall be exercisable for cash or shares, for a combination of cash or shares or in cash or shares at the holder's option. On the exercise of a SAR, the holder thereof, except as provided in subsections C (ii) and C (iii) below, shall be entitled to receive either:

            (a)  if the exercise is for shares, a number of shares equal to the quotient computed by dividing the Spread by the fair market value per share on the date of exercise of the SAR; provided, however, that in lieu of fractional shares, the Company shall pay cash equal to the same fraction of the fair market value per share on the date of exercise of the SAR; or

            (b)  if the exercise is for cash, an amount in cash equal to the Spread; or

            (c)  if the exercise is partly for cash and partly for shares, a combination of cash in the amount specified in such SAR holder's notice of exercise, and a number of shares calculated as provided in clause (a) of this Subsection (i), after reducing the Spread by such cash amount, plus cash in lieu of any fractional share as provided above.

          (ii)  Notwithstanding the provisions of Subsection C (i) above, the Committee shall have sole discretion to consent to or disapprove, in whole or in part, any permitted election or the right without election of a holder of a SAR to receive cash upon the exercise of a SAR ("Cash Election"). Such consent or disapproval may be given at any time after the Cash Election to which it relates. If the Committee shall disapprove a Cash Election, in lieu of paying the cash (or any portion thereof) specified in such Cash Election, the Committee shall determine the amount of cash, if any, to be paid pursuant to such Cash Election and shall issue a number of shares calculated as provided in clause (a) of Subsection C(i) above, after reducing the Spread by such cash to be paid plus cash in lieu of any fractional share.

          (iii)  SARs granted or to be granted to officers of the Company under the Plan shall be subject to the following additional provisions: (a) no SAR shall be exercised unless and until the Company has been subject to the reporting requirements of Section 13(a) of the 1934 Act for at least a year and has filed all reports and statements required to be filed pursuant to such Section for that year; (b) a Cash Election may be made only during the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date; and (c) no Cash Election may be made (and no related Option exercised) during the six (6) months after grant, except in the event of the death or disability of the holder. The Company intends that this Subsection (iii) shall comply with the requirements of Rule 16b3. Should any provision of this Subsection (iii) be unnecessary to comply with the requirements of the said Rule 16b-3, the Board may amend this Plan to add to or modify the provisions of this Plan accordingly.

        8.    Phantom Stock.    The following provisions shall apply to Phantom Stock Units granted pursuant to the Plan.

          A.    Phantom Stock Units.    At the discretion of the Committee, performance awards in the form of Phantom Stock Units may be granted either independently of or in tandem with a Stock Right granted hereunder, to such extent as determined by the Committee, except that such Units shall not be granted in tandem with ISOs granted under the Plan. Units granted hereunder may be based on such factors as changes in the market price for shares of Common Stock of the Company, personal performance of the recipient of such Units or of his or her division or department, the performance of the Related Corporation by which he or she is employed, or any other factors or criteria set by the Committee.

          B.    Duration of Phantom Stock Unit.    Each Phantom Stock Unit shall expire on the date specified by the Committee, but not more than ten (10) years from the date of grant.

          C.    Effect of Termination of Employment.    If a Grantee ceases to be employed by, a consultant of or affiliated with the Company or any Related Corporation for any reason, including death or disability (as such term is defined in Subsection 4.G hereof), such Grantee's Phantom Stock Unit shall terminate effective the date of termination of employment, consulting relationship or affiliation, as the case may be. The provisions of Subsection 4.17 hereof concerning determining termination of employment shall apply to this Subsection C. In addition, in the event a Grantee changes his or her relationship with or among the Company or any Related Corporation, but continues to be an employee, consultant or affiliate of the Company or any Related Corporation, then the Phantom Stock Unit previously granted shall continue in full force and effect, unless the Committee in its discretion elects to terminate or modify the Unit in whole or in part.

        9.    Purchases.    The following provisions shall apply to the authorization to make Purchases granted pursuant to the Plan.

          A.    Purchase Grants.    Upon delivery to a Grantee of an authorization to make a Purchase, the Grantee shall pay to the Company the purchase price in the form and at the date specified by the Committee.

          B.    Duration of Authorization to Make Purchases.    Each authorization to make a Purchase shall expire on the date specified by the Committee.

          C    Effect of Termination of Employment.    If a Grantee ceases to be employed by, a consultant of or affiliated with the Company or any Related Corporation for any reason, including death or disability (as such term is defined in Subsection 4.G hereof), such Grantee's authorization to make Purchases shall terminate effective the date of termination of employment, consulting relationship or affiliation, as the case may be. The provisions of Subsection 4.F hereof, concerning termination of employment, shall apply to this Subsection C. In addition, in the event a Grantee changes his or her relationship with or among the Company or any Related Corporation, but continues to be an employee, consultant or affiliate of the Company or any Related Corporation, then the authorization to make Purchases previously granted shall continue in full force and effect, unless the Committee in its discretion elects to terminate or modify the authorization to make Purchases in whole or in part.

        10.    Non-Employee Director Options.    The following provisions shall apply to Options granted to non-employee directors of the Company pursuant to the Plan.

          A.    Automatic Grants.    Non-Employee Director Options shall be automatically granted as follows:

            (i)    Each Director who is not an officer or full-time employee of the Company or a Related Corporation shall automatically receive an Option for 25,000 shares on the date such

    Director is initially appointed or elected a Director of the Company, vesting one-third on each of the first three anniversaries of the date of grant;

            (ii)  Upon full vesting of the Non-Employee Director Option granted pursuant to Subsection A(i) of this Section 10 or any previously granted Non-Employee Director Option granted pursuant to this Subsection A(ii), each Director who is not an officer or full-time employee of the Company or a Related Corporation will receive, on the first business date after the date of the annual meeting of stockholders of the Company at which such Director is reelected to the Board of Directors of the Company, an Option to purchase 10,000 shares, vesting one-third on each of the first three anniversaries of the date of grant.

          B.    Discretionary Grants.    In addition to the Non-Employee Director Options automatically granted pursuant to Subsection A of this Section 10, the Committee may grant Options at any time during the term of this Plan to any Director who is not an officer or full-time employee of the Company or a Related Corporation. Subject only to the applicable limitations set forth in this Plan and applicable law, the number of shares to be covered by an Option granted pursuant to this Subsection I O.B shall be as determined by the Committee. Each Option granted pursuant to this Subsection I O.B shall be evidenced by an Option agreement and shall contain such terms as are not inconsistent with this Plan or any applicable law.

          C.    Option Price.    The exercise price per share for any Non-Employee Director Option granted hereunder shall be equal to the fair market value of the Common Stock on the date of grant.

          D.    Termination of Option Period.    The unexercised portion of a Non-Employee Director Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

            (i)    with respect to Options granted automatically pursuant to Subsection I O.A or Options granted pursuant to Subsection 103, sixty (60) days after the date that a Grantee ceases to be a Director regardless of the reason therefore other than as a result of such termination by death of the Grantee, but in no event later than on the specified expiration dates of the Options; provided, however, in the event a Grantee continues to be an employee, consultant or affiliate of the Company or any Related Corporation, then the Non-Employee Director Options previously granted shall continue in full force and effect, unless the Committee in its discretion elects to terminate or modify the Options in whole or in part;

            (ii)  with respect to Options granted automatically pursuant to Section I O.A, (y) one (1) year after the date than a Grantee ceases to be a Director by reason of death or disability (as such term is defined in Subsection 4.G hereof) of the Grantee or (z) six (6) months after the Grantee shall die if that shall occur during the thirty-day period described in Subsection 10.1)(i), but in either event, not later than on the specified expiration dates of the Options; or

            (iii)  the seventh (7th) anniversary of the date of grant of the Non-Employee Director Option.

        11.    Adjustments.    Upon the happening of any of the following described events, a Grantee's rights with respect to Options granted hereunder and a Grantee's rights with respect to Common Stock to be acquired (or used for measurement purposes) pursuant to the exercise of SARs or Phantom Stock Units shall be adjusted as hereinafter provided, unless otherwise specifically provided, in addition or to the contrary, in the written agreement between the recipient and the Company relating to such Stock Right.

          A.    Certain Corporate Events.    In the event shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation,

  reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company or of another corporation, each Grantee of a Stock Right shall be entitled, subject to the conditions herein stated, to purchase (or have used for measurement purposes) such number of shares of Common Stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock which such Grantee would have been entitled to purchase (or have used for measurement purposes) except for such action, and appropriate adjustments shall be made in the exercise or purchase price per share to reflect such subdivision, combination or exchange.

          B.    Stock Dividends.    In the event the Company shall issue any of its equity securities as a stock dividend upon or with respect to the shares of stock of the class which at the time shall be subject to a Stock Right hereunder, each Grantee upon exercising or vesting of a Stock Right shall be entitled to receive (for the exercise or purchase price paid, in the case of an exercise) (or have used for measurement purposes) the share or other consideration as to which he or she is exercising his or her Stock Right and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu fractional shares, or other consideration, as he or she would have received if he or she had been the holder of the shares as to which he or she is exercising or vesting (or which are used for measurement in connection with) his or her Stock Right at all times between the date of grant and of such Stock Right and the date of its exercise or vesting.

          C.    New Securities.    If any person or entity owning restricted Common Stock obtained pursuant to Stock Rights granted hereunder receives new or additional or different shares or securities ("New Securities") in connection with a corporate transaction described in Subsection A hereunder or a stock dividend described in Subsection B hereunder as a result of owning such restricted Common Stock, such New Securities shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such New Securities were issued.

          D.    Cash Securities.    No adjustments shall be made for dividends paid in cash or in property other than equity securities of the Company, unless specified to the contrary by the Committee in the instrument evidencing such Stock Right or specified to the contrary by the Board in the corporate resolutions declaring such dividend.

          E.    Fractional Shares.    No fractional shares shall be issued under the Plan. Any fractional shares which, but for this Subsection E, would have been issued to a Grantee pursuant to a Stock Right shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the Grantee shall receive from the Company cash in lieu of such fractional shares.

          F.    Adjustments.    Upon the happening of any of the foregoing events described in Subsections A or B hereunder, the class and aggregate number of shares set forth in Section 3 hereof that are subject to Stock Rights that previously have been or subsequently may be granted, awarded or sold under the Plan also shall be appropriately adjusted to reflect the events described in such subsections. The Board shall determine the specific adjustments to be made under this Section 11, and subject to Subsection 4.H, its determination shall be conclusive.

          G.    No Restriction on Company Action.    Notwithstanding the foregoing, the existence of outstanding Stock Rights shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the

  Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        12.    Means of Exercising Stock Rights.    Options, SARs, Phantom Stock Units and Purchases shall be exercised or purchased, as the case may be, by the delivery of written notice to the Company setting forth the number of shares with respect to which the Stock Right is to be exercised or purchased and specifying the address to which the certificates for such shares are to be mailed, together with full payment of the exercise or purchase price of such shares and such other items as may be required pursuant to Section 14 hereof "Full payment" shall mean (i) the full exercise or purchase price in cash, certified check, bank draft or postal or express money order payable to the order of the Company; (ii) with prior written approval of, and pursuant to terms and conditions set forth by the Board, a promissory note in principal amount equal to all or a portion of the full exercise or purchase price in excess of the par value of the shares being acquired and the remainder of the full exercise or purchase price in cash, certified check, bank draft or postal or express money order payable to the order of the Company; or (iii) with prior written approval of the Committee, the full exercise or purchase price in previously acquired shares of Common Stock owned by the Grantee with an aggregate fair market value (as defined in Subsection 4.B(iii) hereof) equal to or less than the full exercise or purchase price and the remainder of the full exercise or purchase price, if any, in cash, certified check, bank draft or postal or express money order payable to the order of the Company, provided that shares so delivered shall be legally and beneficially owned by the Grantee, free of all liens, claims, and encumbrances of every kind, and accompanied by stock powers duly endorsed in blank by the record holder of the shares with, if required by the Committee, signature guaranteed by a commercial bank or trust company or a brokerage firm having a membership on a registered national stock exchange. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Grantee certificates for the number of shares with respect to which such Stock Right has been so exercised or purchased, issued in the Grantee's name, provided that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Grantee, at the address specified pursuant to this Section 12. The delivery of certificates upon the exercise of Stock Rights may, in the discretion of the Committee, be conditioned upon payment to the Company by the person exercising or purchasing such Stock Right of the amount, determined by the Company, of any liability of the Company resulting from such exercise, including, but not limited to, employment taxes required to be withheld.

        13.    Transferability of Stock Rights.    Except as otherwise provided in the Plan, no Stock Right granted or awarded under the Plan shall be transferable by a Grantee other than by (i) will or the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. No shares covered by an Award shall be liable for the debts, contracts or engagements of the Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this section shall prevent transfers by will or by the applicable laws of descent and distribution.

        14.    Requirements of Law.

          A.    The Company shall not be required to sell or issue any shares pursuant to any Stock Right if the issuance of such shares shall constitute a violation by the Grantee or the Company of any provisions of any law or regulation of any governmental authority. If a registration statement under the Securities Act of 1933, as amended, and any applicable state securities or Blue Sky laws (the "Securities Laws") is not in effect with respect to the shares of Common Stock issuable pursuant to any Stock Right, the Company may require the Grantee to make certain representations and may require an opinion of counsel satisfactory to the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive.

          B.    Upon exercise, award or purchase of any Stock Right, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Stock Right will not transfer such shares except pursuant to a registration statement in effect under the Securities Laws or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive.

          C.    In the event the shares issuable on exercise, award or purchase of a Stock Right are not registered under the Securities Laws, the Company may imprint the following legend or any other legend that counsel for the Company considers necessary or advisable to comply with the Securities Laws:

  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT'), OR THE APPLICABLE STATE SECURITIES LAWS AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE 1933 ACT. THE SECURMIES MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144, IN THE ABSENCE OF EFFECTIVE REGISTRATION UNDER THE 1933 ACT OR OTHER COMPLIANCE UNDER THE 1933 ACT AND APPLICABLE STATE SECURITY LAWS.

          D. The restriction imposed by this Section 14 shall remain in effect after the end of any vesting period and after the termination of the Plan.

          E. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Laws, and in the event any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise, award or sale of a Stock Right, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

        15.    Termination, Amendment.    The Board may terminate or amend the Plan in any respect at any time, except that no amendment requiring stockholder approval under provisions of the Code and related regulations relating to ISOs or under Rule 16b-3 will be effective without stockholder approval as required and within the times set by such rules.

        16.    Allocation of Funds.    The proceeds received by the Company from the sale of shares pursuant to Stock Rights authorized under the Plan shall be used for general corporate purposes.

        17.    Indemnification of Committee.    The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his or her part to indemnity from the Company for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company) reasonably incurred by him or her in connection with or arising out of any action, suit or proceeding in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (i) in respect of matters as to which he or she shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his or her duty as such member of the Committee or (ii) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit or proceeding, he or she shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled as a matter of law, contract or otherwise.

        18.    Withholding of Additional Income Taxes.    Upon the sale of Common Stock pursuant to a Non-Qualified Option, SAR or Purchase for less than its fair market value, the making of a Disqualifying Disposition (as defined in Subsection 4.1), the payment of a performance award pursuant to a Phantom Stock Unit, or the vesting of restricted Common Stock acquired pursuant to an Award, the Company, in accordance with Section 3402(a) of the Code, may require the Grantee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person's gross income. w

        19.    Governing Law, Construction.    The validity and construction of the Plan, and the instruments evidencing Stock Rights, shall be governed by the laws of the State of Texas. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

        20.    No Rights as Stockholder.    No Grantee shall have rights as a stockholder with respect to shares covered by his or her Option, SAR or Phantom Stock Unit until the date of issuance of a stock certificate for such shares; no adjustment for dividends (other than stock dividends under Section 11) or otherwise shall be made if the record date therefore is prior to the date of issuance of such certificate.

        21.    Employment Obligations.    The granting of any Stock Rights shall not impose upon the Company any obligation to employ or continue to employ any Grantee, and the right of the Company to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that a Stock Right has been granted to him or her.

        22.    Written Agreements.    Stock Rights shall be evidenced by instruments, (which need not be identical), in such forms as the Committee may from time to time approve. Such instruments shall conform to such terms, conditions and provisions as are applicable hereunder and may contain such other terms, conditions and provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise, award or sale of Stock Rights. A Stock Right may provide for acceleration of exercise in the event of a change in control of the Company, in the discretion of and as defined by the Committee. The Committee may from time to time confer authority and responsibility on one or more of its own members or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

        23.    Term of the Plan.    This Plan was adopted by the Board on October 4, 1993, and was approved by the holders of a majority of the outstanding shares of the Company on November 12, 1993 (the "Effective Date") and shall terminate fifteen (15) years after the Effective Date.

REVOCABLE PROXY
SHARPS COMPLIANCE CORP.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS OCTOBER 23, 2002
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoint(s) Dr. Burt Kunik and Gary L. Shell, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock, par value $0.01 per share, of Sharps Compliance Corp. (the "Company") held of record by the undersigned at the close of business on September 16, 2002, at the Annual Meeting of Stockholders to be held on October 23, 2002, or any adjournment(s) thereof.	1.
PROPOSAL TO ELECT FIVE DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THE ELECTION AND QUALIFICATION OF THEIR RESPECTIVE SUCCESSORS.

		LEE COOKE, PARRIS H. HOLMES, JR., DR. BURT KUNIK, PHILIP C. ZERRILLO AND RAMSAY GILLMAN	For ☐	With- hold ☐	For All Except ☐
INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2.
		PROPOSAL TO 1) INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE 1993 STOCK PLAN BY 2.0 MILLION SHARES OF COMMON STOCK FOR A TOTAL OF 3.0 MILLION SHARES OF COMMON STOCK, AND 2) EXTEND THE TERM OF THE 1993 STOCK PLAN BY FIVE (5) YEARS SUCH THAT THE 1993 STOCK PLAN WILL EXPIRE ON NOVEMBER 12, 2008.	For ☐	Against ☐	Abstain ☐
	3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.	For ☐	Against ☐	Abstain ☐
Please be sure to sign and date Date this Proxy in the box below.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1, "FOR"THE INCREASE OF SHARES OF COMMON STOCK UNDER PROPOSAL 2 and in the discretion of the Proxies with respect to any other matter that is properly presented at the meeting.
Stockholder sign above Co-holder (if any) sign above

/*\  Detach above card, sign, date and mail in postage paid envelope provided.  /*\
SHARPS COMPLIANCE CORP.

Please execute this proxy as your name appears hereon. When shares are held by joint tenents, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 SCHEDULE 14A (RULE 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 23, 2002 SOLICITATION AND REVOCABILITY OF PROXIES
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
INDEPENDENT PUBLIC ACCOUNTANTS
CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
AUDIT FEES
ALL OTHER FEES
ANNEXES
VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
ITEM 1 ELECTION OF DIRECTORS
ITEM 2 APPROVAL OF AMENDMENT TO THE 1993 EMPLOYEE COMPREHENSIVE STOCK PLAN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" 1) AN INCREASE OF THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN AND 2) AN EXTENSION OF THE TERM OF THE PLAN
ITEM 3 OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING
MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) REPORTING
STOCKHOLDERS' PROPOSALS FOR 2003 ANNUAL MEETING
ANNEX A SHARPS COMPLIANCE CORP. 1993 STOCK PLAN (with proposed amendments)
REVOCABLE PROXY SHARPS COMPLIANCE CORP.